EXHIBIT 32.1

             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

   AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the quarterly report of NMXS.com, Inc. (the "Company") on Form 10-QSB/A-1 for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned principal executive officer and the principal financial officer of the Company, hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 24, 2003

/s/ Richard Govatski
Richard Govatski, President
(Principal Executive Officer)


/s/ Teresa Dickey
Teresa Dickey, Treasurer
(Principal Financial Officer)